                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                           SMARTSOURCES.COM, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            -----------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------

       (5)  Total fee paid:

            -----------------------------------------------------------------

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
       number, or the Form or Schedule and the date    of its filing.

       (1)  Amount Previously Paid:

            -----------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

            -----------------------------------------------------------------

       (3)  Filing Party:

            -----------------------------------------------------------------

       (4)  Date Filed:

            -----------------------------------------------------------------

                           SMARTSOURCES.COM, INC.
                        2030 MARINE DRIVE, SUITE 100
                     NORTH VANCOUVER, BRITISH COLUMBIA
                               CANADA V7P 1V7

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JUNE 15, 2001

To the Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SMARTSOURCES.COM, INC., a Colorado corporation (the "Company"), will be held on Thursday, June 14, 2001, at 10:00 a.m., local time, at the offices of Karr Tuttle Campbell, 1201 Third Avenue, Suite 2900, Seattle, Washington, 98101, U.S.A., for the following purposes:

     1. To elect four directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     2. To ratify the appointment of Moss Adams LLP, independent certified public accountants, to serve as auditors of the Company for the fiscal year ending September 30, 2001.

     3. To consider and vote upon a proposed change in the Company's state of incorporation from Colorado to Washington.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 18, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting.

                                   By Order of the Board of Directors


                                   /s/ NATHAN NIFCO
                                   -------------------------------------
                                   Nathan Nifco
                                   Chairman and Chief Executive Officer

North Vancouver, British Columbia, Canada
_______________, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           SMARTSOURCES.COM, INC.
                        2030 MARINE DRIVE, SUITE 100
                     NORTH VANCOUVER, BRITISH COLUMBIA
                               CANADA V7P 1V7


                              PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON JUNE 14, 2001


               INFORMATION CONCERNING SOLICITATION AND VOTING
               ----------------------------------------------

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of SmartSources.com, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on June 14, 2001, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Karr Tuttle Campbell, 1201 Third Avenue, Suite 2900, Seattle, Washington, 98101, U.S.A.
The Company intends to mail this proxy statement and accompanying proxy card on or about May 21, 2001 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on May 18, 2001, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 18, 2001, the Company had 12,561,500 shares of Common Stock outstanding and entitled to vote.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders shall have the right to vote their shares for as many directors as there are to be elected. Cumulative voting shall not be permitted in the election of directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A plurality of the shares present in person or represented by proxy and voting at the Annual Meeting is required to elect the nominees to the Board of Directors. The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting will be required (i) to ratify the selection of Moss Adams LLP and (ii) for the approval of the reincorporation from Colorado to Washington state. For purposes of establishing a quorum, abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. For purposes of proposal 1, the election of directors, neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For purposes of the approval of proposals 2 and 3, the proposed ratification of the appointment of Moss Adams LLP and the approval of the reincorporation from Colorado to Washington, abstentions will have the same effect as votes against the proposals and broker non-votes will not have any effect on the outcome of the vote.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Company at its principal executive office, 2030 Marine Drive, Suite 100, North Vancouver, British Columbia, Canada V7P 1V7, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                 PROPOSAL 1
                                 ----------

                           ELECTION OF DIRECTORS

     There are four nominees for election to the Board of Directors. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     A plurality of the shares present in person or represented by proxy and voting at the Annual Meeting is required to elect the nominees to the Board of Directors.

                     THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF THE DIRECTOR NOMINEES.


DIRECTOR NOMINEES

     The names of the director nominees and certain information about them are set forth below:

                                  PRINCIPAL OCCUPATION/               DIRECTOR
      NAME         AGE        POSITION HELD WITH THE COMPANY           SINCE
-----------------  ---     ------------------------------------       -------
Nathan Nifco        37     President, Chief Executive Officer           1998
                           and Director

Charles K. Kelly    52     Chairman of Canadian Public Affairs          1999
                           Consulting Group, Vista Strategic
                           Management, Inc., North American
                           Institute - Canada and The Cascadia
                           Institute; Director

Anna Stylianides    36     President, Owner of Uniglobe Vista           2000
                           Travel Ltd. and President, kTravel
                           Solutions Inc.; Director

David C. Walker     54     President, founder of West-Can               2000
                           Consultants Ltd., Chairman of Acsion
                           Industries, a founding member of the
                           Board of Directors of the Canada
                           Pension Plan Investment Board, and
                           formerly a member of Parliament
                           from 1988-1997; Director


Nathan Nifco

     Nathan Nifco founded Nifco Synergy Ltd. in 1991. In September 1998, Mr. Nifco incorporated Nifco Investments Ltd. for the purposes of holding all outstanding shares of Nifco Synergy Ltd. In December 1998, Nifco Investments Ltd. and all of its subsidiaries were acquired by the Company (formerly Innovest Capital Sources Corporation). In connection with the transaction, Mr. Nifco obtained control of the Company and has acted as Chairman of the Board since. Mr. Nifco served as a member of the Canadian Blue Ribbon Panel for Smart Communities (1991 to 1999), and as a member of the Canadian National Selection Panel for Smart Communities (1999 - 2000). Mr. Nifco received his B.Sc. in computer science from the Monterrey Institute of Technology in Mexico City
(1986); an M.Sc. in Artificial Intelligence from the Resenblueth Foundation, also in Mexico City (1988); and an MBA with a concentration in International Business Management from Asia Pacific International University (1994).

Charles K. Kelly

     Charles Kelly has been the Chairman and Chief Executive Officer of Vista Strategic Management, Inc. (1990-Present), Chairman of the Canadian Public Affairs Consulting Group, Inc. (1978-Present) and the Chairman of Resortport Development Corporation Ltd. (Present). Mr. Kelly has served as the Chairman of two not-for-profit public policy organizations: The Cascadia Institute and North American Institute-Canada since 1991 and 1994, respectively. Mr. Kelly received his B.A. degree from Queen's University in 1971. He has been a director of the Company since 1999.

Anna Stylianides

      In October 1997, Anna Stylianides purchased Uniglobe Vista Travel Ltd. ("Uniglobe Vista"), a travel agency in Vancouver, British Columbia, and serves as its President. In addition Ms. Stylianides is President of kTravel Solutions Inc., which was formed to provide domain expertise to the Company. See "Certain Transactions." In 1992, Ms. Stylianides was named special counsel to Investec Merchant Bank Ltd., a major investment bank in South Africa and from 1992 to 1997 was a member of its corporate finance division where she was involved in multi-million dollar international transactions assisting her clients with tax structuring, acquisitions and securities offerings. Ms. Stylianides served on the Bank's Risk Management Committee and Credit Committee. Ms. Stylianides graduated from the University of the Witwatersrand in Johannesburg, South Africa with a post graduate law degree in 1989 and obtained her B.A. degree in 1986. Ms. Stylianides has been a Director of the Company since July 2000.

David C. Walker

     Dr. David Walker is the President and founder of West-Can Consultants Ltd. (1978 - Present), Chairman of Acsion Industries (2000-Present), and a founding member of the Board of Directors of the Canada Pension Plan Investment Board. Dr. Walker served as a Member of Parliament from 1988-1997. During that time, he served from 1993-1996 as Parliamentary Secretary to the Minister of Finance after which he became Chair of the House of Commons Industry Committee. From 1974-1988, Dr. Walker was a Professor of Political Science at the University of Winnipeg. Currently, Dr. Walker serves on the Board of Directors of St. Boniface Hospital, the Manitoba Theatre Center, the Canada-U.S. Fulbright Program and the Carleton University's Arthur Kroeger College of Public Affairs Advisory Committee. In December of 1998, Dr. Walker was appointed Honorary Consul General for the Republic of Korea. He has been a Director of the Company since July 2000.


     Directors are elected for a term of one year and serve until their successors are duly elected and qualified.

                                 PROPOSAL 2
                                 ----------

                   RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has approved the selection of Moss Adams LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending September 30, 2001, and has directed that management submit the selection of auditors for ratification by the shareholders at the Annual Meeting.

     Shareholder ratification of the selection of Moss Adams LLP as the Company's auditors is not required by the Company's Bylaws. However, the Board is submitting the selection of Moss Adams LLP to the shareholders for ratification as a matter of corporate policy. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting will be required to ratify the selection of Moss Adams LLP as the Company's auditors for the fiscal year ending September 30, 2001.

                     THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE IN FAVOR OF PROPOSAL 2.

                                 PROPOSAL 3
                                 ----------

               CHANGING THE COMPANY'S STATE OF INCORPORATION
            FROM COLORADO TO WASHINGTON (THE "REINCORPORATION")


PRINCIPAL REASON FOR REINCORPORATION

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Colorado to Washington (the
"Reincorporation"). The Board has approved the Reincorporation, which will be effected, upon shareholder approval, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") attached hereto as Appendix A.

     The Company maintains its general offices in North Vancouver, British Columbia and the Company's United States counsel is located in Seattle, Washington. The Company's United States counsel is only a few hours drive by automobile from North Vancouver, British Columbia. As a matter of cost savings and efficiency, the Board believes that it would be in the best interests of the Company to reincorporate in the state of Washington because the Company's counsel is an expert in Washington corporate law and is not an expert in Colorado corporate law.

NO CHANGE TO NAME, BUSINESS, MANAGEMENT, CAPITALIZATION, ASSETS OR LIABILITIES, OR LOCATION OF COMPANY'S GENERAL OFFICES

     Reincorporation will change the legal domicile of the Company, but will not change its name, business, management, capitalization, assets or liabilities or the location of its general offices. There will be no effect on outstanding shares (or certificates representing shares) of the capital stock of the Company. Other Company benefit plans and arrangements will also be continued upon the same terms and subject to the same conditions as previously were in effect.

DIFFERENCES BETWEEN THE CORPORATION LAWS OF COLORADO AND WASHINGTON

     The Colorado Business Corporations Act and the Washington Business Corporations Act differ in many respects. However, the Company's Board was advised by counsel to the Company in connection with the Board's approval of the Reincorporation that none of such differences were significant enough to the Company or its shareholders to warrant consideration in connection with the decision to pursue the Reincorporation. Accordingly, none of such differences are discussed in this Proxy Statement.

NAME CHANGE

     Under Washington law, unlike Colorado law, the name of a corporation may be changed solely by action of the board of directors. Although no final determination on this matter has yet been made, the Board of the Company is considering changing the name of the Company from SmartSources.com to ____________ in the near future if the Reincorporation is approved. The Board may not change the corporate name or may change it to something else, in the Board's discretion, if the Reincorporation is approved.

DISSENTERS' RIGHTS

     Under Colorado law, shareholders of the Company who oppose the Reincorporation are entitled to dissent and obtain payment of the fair value of their shares in the event of the consummation of the Reincorporation pursuant to Section 7-113-102 of the Colorado Business Corporations Act. A copy of
Section 7-113-101 et seq. of the Colorado Business Corporations Act is attached to this Proxy Statement as Appendix B. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, the Colorado Business Corporations Act is very technical with respect to a shareholders' right to dissent, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the Colorado Law, dissenters' rights will be available only to those shareholders of the Company who BOTH object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection) AND ALSO do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

     Within ten days after the effective date of the Reincorporation, the Company will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which the Company will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will then have thirty days in which to demand payment and deposit their shareholder's certificates for certificated shares. If required in the notice sent by the Company, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

     Upon the receipt of each demand for payment, the Company will pay each dissenting shareholder the amount that the Company estimates to be the fair market value of such shareholder's shares, plus accrued interest from the date of the Reincorporation. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, the Company may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand.

     "Fair Value" with respect to a dissenter's shares means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such event. Any dissenter who does not wish to accept the payment or offer made by the Company must notify the Company in writing of his or her own estimate of the fair value of the shares within thirty days after the date the Company makes or offers payment. If the dissenting shareholder and the Company are unable to agree on the fair value of the shares, then the Company will commence a proceeding with the Colorado courts within sixty days after receiving the dissenter's notice of his or her own estimate of fair value. If the Company does not commence such a proceeding within the sixty-day period, the Company must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

     All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against the Company unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by the Company. Both the Company and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses based on the conduct of such party. The loss or forfeiture of appraisal rights means the loss of the right to receive cash payment from the Company in exchange for shares. In such event the shareholder would remain a shareholder of the Company.

SECURITIES ACT CONSEQUENCES

     Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of the Company will not be required.

FEDERAL INCOME TAX CONSEQUENCES

     No gain or loss will be recognized to the holders of the capital stock of the Company, to SmartSources.com, Inc., a Colorado corporation, or to SmartSources.com, Inc., a Washington corporation, as a result of the Reincorporation and SmartSources.com, Inc., a Washington corporation, will succeed, without adjustment, to all of the tax attributed of SmartSources.com, Inc., the Colorado corporation. Each shareholder will have the same basis and holding period in shares of capital stock of the Company after the effective date of the Reincorporation as immediately prior to such date.

     The federal income tax discussion set forth above is for general information only. Although it is not anticipated that federal, state or local income tax consequences to individual shareholders will vary from the federal income tax consequences described above, shareholders should consult their own tax advisors as to the effect of the Reincorporation under federal, state or local income tax laws.

VOTE REQUIRED

     The affirmative vote of a majority of all the votes entitled to be cast at the annual meeting is needed to approve the proposed Reincorporation. A vote for the proposal will constitute specific approval for all transactions and proceedings related to the Reincorporation described in this Proxy Statement. The persons designated in the enclosed Proxy will vote your shares FOR approval unless instructions to the contrary are indicated in the enclosed Proxy.

                     THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE IN FAVOR OF PROPOSAL 3.

                       BOARD COMMITTEES AND MEETINGS
                       -----------------------------

     During the fiscal year ended September 30, 2000, the Board of Directors had four (4) meetings. Each director attended 100% of the meetings of the Board of Directors held during the period for which he was a Director. The Board's Audit Committee held five (5) telephone conference meetings during the calendar year 2000, and the Compensation Committee held 2 meetings during the fiscal year ended September 30, 2000.

AUDIT COMMITTEE

     The Audit Committee meets with the Company's auditors to review the results of the annual audit and discuss the financial statements of the Company. The Audit Committee currently consists of one director: Charles K. Kelly (Chairman). The Audit Committee consisted of two directors during calendar year 2000. However, Norman Miller resigned from the Audit Committee on December 31, 2000. The Board is in the process of filling the current vacancy on the Audit Committee.

COMPENSATION COMMITTEE

     The Compensation Committee considers and makes recommendations concerning salaries and incentive compensation awards; stock options to employees and consultants under the Company's stock option plans; determines compensation levels; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee currently consists of one director:
Charles K. Kelly (Chairman). The Compensation Committee consisted of two directors during calendar year 2000. However, Norman Miller resigned from the Compensation Committee on December 31, 2000. The Board is in the process of filling the current vacancy on the Compensation Committee.


                         COMPENSATION OF DIRECTORS
                         -------------------------

     The members of the Board of Directors of the Company do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses incurred in connection with attendance at meetings of the Board, pursuant to Company policy.


                       COMPENSATION COMMITTEE REPORT
                       -----------------------------

     The Compensation Committee of the Board of Directors is composed of the non-employee directors named below. The Compensation Committee considers and approves the salaries and bonuses of the executive officers and key employees, reviews and approves incentive compensation plans for executive officers and key employees, administers the Company's stock option plan and approves stock option grants.

PHILOSOPHY

     The compensation philosophy of the Company is to develop and implement policies that will encourage and reward outstanding financial performance, and thereby increase shareholder value. The Company believes stock ownership by employees strengthens the mutual interest of the Company and its shareholders, and therefore, it has implemented an incentive stock option plan for its officers and key employees. The Company has valued and rewarded sustained performance and has designed its compensation programs to achieve this goal. Maintaining competitive compensation levels in order to attract and retain executives who bring valued experience and skills to the Company is a fundamental consideration within the overall compensation philosophy.

COMPENSATION STRUCTURE

     The annual compensation of the executive officers consists of an annual salary. Discretionary cash bonuses will be considered for executive officers based on performance in relation to other objectives.

     Long-term compensation of executive officers consists of options granted under an incentive stock option plan in which executive officers and key employees participate. The options are granted periodically to reward sustained performance, to motivate officers and key employees to continue to build shareholder value, and to increase employee stock ownership.

     In setting the salary and stock option grants to the Company's executive officers and key employees, the Compensation Committee considers the Company's degree of success in achieving the Company's goals and objectives and the performance of its executive officers and key employees.

                                   Charles K. Kelly - Chairman


              MANAGEMENT CONSULTING AND EMPLOYMENT AGREEMENTS
              -----------------------------------------------

     The Company has management consulting and employment agreements with the executive officers and key employees named below:

                                                  ANNUAL
        NAME               DATE OF AGREEMENT  COMPENSATION*   EXPIRATION DATE
-------------------------- -----------------  ------------    ---------------
Nathan Nifco                November 30, 1998    $240,000           2003
(Nifco Investment Ltd.)(1)

Carol Beaul (2)             January 1, 1996      $ 65,280           Open

Anna Stylianides            September 1, 2000    $161,686     180 days notice

Jack Michaan                June 1, 2000         $ 84,864           Open

Aurora Davidson             July 21, 2000        $ 58,752           Open

--------------------------
 * All figures are shown in U.S. dollars based upon an exchange rate of $0.6528 U.S. dollars for each Canadian dollar.

(1) In addition, it is entitled to a bonus, to be determined at the discretion of the Board of Directors, which shall not be less than ten (10%) percent of annual compensation.

(2)  Ms. Beaul is President and General Manager of Intelli Trade, Inc.


                           EXECUTIVE COMPENSATION
                           ----------------------

     The following table shows compensation awarded or paid to, or earned by the Company's Chief Executive Officer ("Named Executive Officer") and other present or former executive officers whose compensation exceeded $100,000 during the fiscal year ended September 30, 2000.






                                                                        LONG-TERM
NAME AND                                                               COMPENSATION
PRINCIPAL                        SALARY      BONUS    OTHER ANNUAL     - SECURITIES    ALL OTHER
POSITION              YEAR        ($)         ($)     COMPENSATION*   UNDER OPTIONS*  COMPENSATION*
---------------------  ----    ---------     -----    -------------   --------------  -------------
Nathan Nifco,          1998     $ 57,951       0       $ 92,049  (1)            0             0
Chief Executive        1999     $109,280       0       $142,395          $200,000             0
Officer, Chairman      2000     $160,268       0       $ 12,707          $300,000             0
and Director (1)

Michael Forster,       2000     $105,000       0              0                 0       $70,000
Former President
COO and Directors (2)

----------

 *   All figures are shown in U.S. dollars.

(1)  Nathan Nifco indirectly receives compensation through a management
     consulting agreement with the      Company.  In 1998 Mr. Nifco received
     compensation in the amount of $92,049, which was earned, but not paid, in fiscal 1997.

(2)  Michael Forster resigned from the positions of President and COO, and
     as a Director of the Company,      on June 30, 2000.


                             OPTION/SAR GRANTS IN LAST FISCAL YEAR
                             -------------------------------------

                                 Percent                                   Potential
                    Number Of    Of Total                               Realizable Value
                    Securities   Options/                              At Assumed Annual
                    Underlying     SARs     Exercise                     Rates Of Stock
                     Options/   Granted To  Or Base                    Price Appreciation     Grant
                       SARs     Employees    Price      Expira-         For Option Term        Date
                     Granted    In Fiscal   ($ Per        tion       ----------------------  Present
NAME                   (#)         Year      Share)       Date       5% ($)        10% ($)    Value
----------------    ---------   ---------  ---------    --------    -------        -------   -------
Nathan Nifco (1)     100,000       5.87%      $2.00     July 21,                                 -
                                                          2005
Nathan Nifco (1)     100,000       5.87%      $4.00     July 21,                                 -
                                                          2005
Nathan Nifco (1)     100,000       5.87%      $6.00     July 21,                                 -
                                                          2005
Anna Stylianides      16,667       0.98%      $2.00     July 21,                                 -
                                                          2005
Anna Stylianides      16,667       0.98%      $4.00     July 21,                                 -
                                                          2005
Anna Stylianides      16,667       0.98%      $4.00     July 21,                                 -
                                                          2005
Anna Stylianides      16,666       0.98%      $6.00     July 21,                                 -
                                                          2005
Aurora Davidson       10,000       0.98%      $2.00     July 21,                                 -
                                                          2005
Aurora Davidson       10,000       0.98%      $4.00     July 21,                                 -
                                                          2005
Aurora Davidson       10,000       0.98%      $6.00     July 21,                                 -
                                                          2005
Jack Michaan          50,000       2.93%      $7.00     Jan. 7,                                  -
                                                          2000
Jack Michaan          16,667       0.98%      $2.00     June 1,                                  -
                                                          2000
Jack Michaan          16,667       0.98%      $4.00     June 1,                                  -
                                                          2000
Jack Michaan          16,666       0.98%      $6.00     June 1,                                  -
                                                          2000
Michael Forster(1)(3)350,000      20.53%      $7.00     Jan. 7,                                  -
                                                          2000
Darryl Cardey (1)(3) 100,000       5.87%      $7.00     Jan. 7,                                  -
                                                          2000
Peter Rive (2)       150,000        8.8%      $2.00     June 8,                                  -
                                                          2000
------------------

(1) The individuals entered into management consulting agreements with the Company and received Non-Qualified Stock Options.

(2) As part of a separation agreement, the individual received Non-Qualified Stock Options.

(3) The options were forfeited in fiscal 2000 when the individuals employment relationship with the Company ended.

     The total number of options granted to employees and directors during the fiscal year 2000 was 1,705,000, of which 1,239,000 had been forfeited by September 30, 2000.

     The Company uses the Black-Scholes option-pricing model to compute estimated fair value, based on the following assumptions:

                                                              Fiscal
                                                               2000
                                                            ---------
          Risk free interest rate                            6.0%
          Dividend yield rate                                -0-%
          Price volatility                                   211.4%
          Weighted average expected life of options          4.5 years



              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
              -----------------------------------------------

     There were no options exercised by any of the named executive officers during the fiscal year ended September 30, 2000.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     --------------------------------------------------------------

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 15, 2001 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Executive Compensation table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.


                                         Beneficial Ownership (1)
                                  -------------------------------------
                                                             Percent of
Beneficial Owner *                 Number of Shares         Common Stock
------------------                 ----------------         ------------
Nathan Nifco (3)                    3,115,070 (2)(4)            25%
Anna Stylianides                       10,000                    **
David C. Walker                             -                    **
Charles K. Kelly                        6,250 (4)                **
Jack Michaan                           12,500 (4)                **
Aurora Davidson                        12,500 (4)                **
Carol Beaul                            25,000 (4)                **
Dina Nifco (3)                      2,996,930 (5)               24%
                                    ---------                  ----
All executive officers and
   directors as a group
   (8 persons)                      6,156,250 (4)(5)            51%

----------

 * The address of each beneficial owner is c/o SmartSources.com Inc., 2030 Marine Drive, North Vancouver, British Columbia, Canada, V7P 1V7.

**   Less than one percent.

(1) The number of beneficial shares is calculated in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") and include options for which the persons listed have the right to acquire beneficial ownership within 60 days. This table is based upon information supplied by officers and directors and upon SEC filings. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company has been advised that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated above. This table is based on 12,561,500 shares of Common Stock outstanding on April 15, 2001.

(2) This does not include 5,575 shares of Common Stock beneficially owned by the Nifco Family Trust, of which Nathan Nifco is the trustee and Dina Nifco is a beneficiary, and 2,991,355 shares owned of record by Dina Nifco, both shown as beneficially owned by Dina Nifco below, as to which Mr. Nifco disclaims any beneficial ownership.

(3)  Dina Nifco is the wife of Nathan Nifco.

(4) Includes 100,000 shares which Mr. Nifco has the right to acquire within sixty days upon exercise of options. The number of shares beneficially owned by Charles K. Kelly, Jack Michaan, Aurora Davidson and Carol Beaul refer in their entirety to shares which these individuals have a right to acquire within sixty days upon exercise of options.


                           ADDITIONAL INFORMATION
                          -----------------------

MANAGEMENT

     Executive officers are appointed by the Board of Directors and serve at its discretion. Set forth below is information regarding executive officers of the Company who are not directors:



Name                Age         Position
---------------     ---         ---------------------------------------------
Jack Michaan         41         Chief Technology Officer
Carol Beaul          48         President and General Manager, Intelli Trade
                                   Inc., a wholly-owned subsidiary
Aurora Davidson      33         Controller, Secretary and Treasurer


Jack Michaan, Chief Technology Officer

     Jack Michaan has been Chief Technology Officer at the Company since 2000. Before being promoted to this position, Mr. Michaan was the Project Applications Manager of the Company since December 1999. From April 1999 to November 1999, Mr. Michaan was a Project Engineer at Catouzer Electronic Publishing and Consulting, Inc. and a Systems Analyst with MacDonald Dettwiler and Associates. From 1990 to 1999, Mr. Michaan was a Development Manager/Owner with Memory Systems, Ltd., in Sao Paulo, Brazil. Mr. Michaan received his B.Sc., in Electronics Engineering in 1983 from the University of Sao Paulo, Polytechnic School, Sao Paulo, Brazil.


Carol Beaul, President And General Manager, Intelli Trade Inc.

     Carol Beaul has served as the President and General Manager of Intelli Trade Inc. since 1994. She has been a member of the board of directors of the Canadian Industrial Transportation League since 1995. Ms. Beaul received her B.A. degree from Windsor University in 1975.


Aurora Davidson, Controller, Secretary And Treasurer

     Aurora Davidson has been Controller of the Company since January 1998 and Secretary and Treasurer of the Company since July 2000. She acts as the Company's principal financial and accounting officer. From 1993 to 1997, Ms. Davidson was the Manager of Administration for Biwater de Mexico, SA de CV and its three subsidiary companies. Ms. Davidson received her B.Sc. in Business Administration, Magna Cum Laude, from the United States International University in 1990 and is currently working on her professional designation as a Certified General Accountant in the Certified General Accountants Association of British Columbia.


     There are no family relationships among any of the Company's directors, officers or key employees.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          -------------------------------------------------------

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of Common Stock and the Company's other equity securities with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To our knowledge, there were no directors, officers and beneficial owners of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file the required form on a timely basis.


                            CERTAIN TRANSACTIONS
                            --------------------

     The Company is affiliated through common ownership with Tradespace Technologies Corporation ("Tradespace") and Synergy Strategy Inc. ("Synergy Strategy"). Tradespace is a Delaware corporation operating in Vancouver, British Columbia. It develops software applications related to electronic barter and trade. PMG is a British Columbia corporation operating in Vancouver, British Columbia. It develops and markets software applications to assist school districts with centralized purchasing and inventory control. Synergy Strategy is a British Columbia corporation organized to contract with a U.S. company to market financial information services technology in Mexico.

     Nathan Nifco, the Chairman, Chief Executive Officer and Director of the Company owns approximately eighty percent (80%) interest in Tradespace and fifteen percent (15%) interest in Synergy Strategy, a company that is no longer in operation. Sales to these affiliates in 1998 and 1999 totaled $722,700 and $89,700, respectively.

     On July 26, September 16 and November 16, 1999, the Company sold 200,000 shares of Common Stock for cash, at a price of $3.45 per share, to three former officers, in a private placement pursuant to Rule 506, Regulation D, of the Securities Act:

     In 1998, Nifco Synergy, Ltd., now known as SmartSources.com Technologies, Inc., a wholly-owned subsidiary of the Company, entered into a non-interest bearing, non-recourse note in the principal amount of $68,000 with Nathan Nifco for additional working capital. Mr. Nifco is a Director, Officer and majority shareholder of the Company. In fiscal year 1999, Mr. Nifco forgave $44,100 of the related party debt. The balance was paid in fiscal 2000.

     As of September 30, 2000, there were mortgage payables to a Canadian bank in the amount of $149,900, due in 2002, and to two Canadian finance companies in the aggregate amount of $270,400 due in 2001 and 2002. The mortgages are on the Company's offices in North Vancouver, British Columbia, Canada. One mortgage, in the amount of $100,000 was paid to a Canadian finance company on January 2001. The mortgages are guaranteed by Nathan Nifco, a Director, Officer and principal shareholder of the Company.

     Norman R. Miller resigned as a director of the Company, effective December 31, 2000, in accordance with the policies of his successor law firm. His predecessor law firm served as general counsel to the Company and received fees for its services. During the fiscal years ended September 30, 1999 and September 30, 2000, the Company incurred expenses of $66,844 and $227,350, respectively, and for the quarter ended December 31, 2000 expenses of $57,626, for legal services rendered.

     Charles Kelly, a director of the Company, is a shareholder of Vista Strategic Management, Inc., an Ontario consulting company currently providing services to the Company. As of January 2001, $118,000 had been paid to Vista Strategic Management for consulting services.

     Anna Stylianides, Executive Vice President and a director of the Company, owns Uniglobe Vista Travel Ltd. ("Uniglobe Vista"), a travel agency. Sales made by Uniglobe Vista to SmartSources.com, Inc. in fiscal year 1999 and through December 31, 2000 totaled $8,450 and $246,000, respectively. Ms. Stylianides also owns kTravel Solutions Inc. ("kTravel"), with which the Company entered into a Master Relationship Agreement on February 17, 2000. As of January 2001, the Company had made payments to kTravel in the amount of $113,000 as part of the Agreement's distribution of revenues provisions.


                           AUDIT COMMITTEE REPORT
                           ----------------------

     The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under either of these acts.

     The Board of Directors has reviewed and adopted a written Audit Committee Charter which is attached to this Proxy Statement as Appendix C. The members of the Audit Committee meet the independence and experience requirements of the Nasdaq Stock Market Marketplace Rules.

     The Audit Committee of the Board of Directors has reviewed and discussed the consolidated financial statements of the Company to be set forth in the Company's 2000 Annual Report to Stockholders and Item 8 of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000, with management of the Company and Moss Adams LLP, independent accountants for the Company.

     The Audit Committee has discussed with Moss Adams LLP the matters required to be discussed by Statement on Audit Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements.

     The Audit Committee has received the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1 and has discussed with Moss Adams LLP their independence from the Company.

     Based on the review and discussions with management of the Company and Moss Adams LLP referred to above, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company for the year ended September 30, 2000, in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000 and in the Company's 2000 Annual Report to Stockholders.

                                        Audit Committee:

                                        Charles Kelly, Chairman



                   RELATIONSHIP WITH INDEPENDENT AUDITORS
                   --------------------------------------

     The Board of Directors selected Moss Adams LLP as independent accountants to audit the financial statements of the Company for fiscal 2000. Moss Adams LLP has served as the Company's independent accountants since 1998. A representative of the firm is expected to be present at the Annual Meeting to answer questions and will be afforded an opportunity to make a statement regarding its audit of the Company's financial statements.


                           SHAREHOLDER PROPOSALS
                           ---------------------

     Proposals of shareholders intended to be presented at the Annual Meeting to be held in June, 2002 must be received by the Company at its principal executive offices for inclusion in the proxy statement and form of proxy relating to that meeting no later than October 31, 2001. If the Company does not receive notice by January 11, 2002 of any other matter which a shareholder desires to bring before the 2002 Annual Meeting which is not the subject of a proposal timely submitted for inclusion in the proxy statement, then the proxies designated by the Board of Directors for that meeting may vote in their discretion on any such matter without mention of the matter in the Company's proxy statement of proxy card for the meeting.


                               OTHER MATTERS
                               -------------

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors


                                        /s/ NATHAN NIFCO
                                        ------------------------------------
                                        Nathan Nifco
                                        Chairman and Chief Executive Officer



May ___, 2001

                           SMARTSOURCES.COM, INC.
                        2030 MARINE DRIVE, SUITE 100
                     NORTH VANCOUVER, BRITISH COLUMBIA
                               CANADA V7P 1V7

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
           FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 14, 2001

     The undersigned hereby constitutes and appoints Nathan Nifco and Anna Stylianides and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of SmartSources.com, Inc. to be held at the offices of Karr Tuttle Campbell, 1201 Third Avenue, Suite 2900, Seattle, Washington, 98101, U.S.A., at 10:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.


1.   Election of Directors.  Nominees:    Nathan Nifco
                                          Charles K. Kelly
                                          Anna Stylianides
                                          David C. Walker


     [ ] FOR all         [ ]  WITHHOLD vote       [ ]  FOR all nominees
          nominees            for all nominees         except vote withheld for
                                                       those named below

               (To withhold vote for any individual nominee,
                      write the nominee's name below.)




2.   Ratification of the appointment of Moss Adams LLP as independent auditors
     of the Company      for its fiscal year ending September 30, 2001.

     [ ]  FOR            [ ]  AGAINST             [ ]  WITHHELD

              (Continued and to be signed on the other side.)

                        (Continued from other side.)

3. To consider and vote upon a proposed change in the Company's state of incorporation from Colorado to Washington.

     [ ]  FOR            [ ]  AGAINST             [ ]  WITHHELD


4. In their discretion, upon such other business as may properly come before the Annual Meeting.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no discretion is made, this proxy will be voted "FOR" the election of the directors named in this proxy card and "FOR" Proposal 2 and 3.


                                             -----------------------------


                                             -----------------------------
                                             Signature of Shareholder(s)

                                             Please sign your name exactly
                                             as it appears hereon. Joint
                                             owners must each sign. When
                                             signing as attorney, executor,
                                             administrator, trustee or
                                             guardian, please give your
                                             full title as it appears
                                             thereon.


                                            Date:_______________________'



      PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE

                                 APPENDIX A
                                 ----------

                        AGREEMENT AND PLAN OF MERGER
                                     OF
                           SMARTSOURCES.COM, INC.
                          a Washington corporation

                        Merging With and Into Itself

                           SMARTSOURCES.COM, INC.
                           a Colorado corporation


     THIS AGREEMENT AND PLAN OF MERGER (the "Plan") is made and entered as of this ___ day of __________, 2001 by and between SMARTSOURCES.COM, INC., a Washington corporation (the "Surviving Corporation"); and SMARTSOURCES.COM, INC., a Colorado corporation, (the "Disappearing Corporation"). The Surviving Corporation and the Disappearing Corporation are sometimes collectively referred to in this Plan as the "Constituent Corporations."

                                  RECITALS
                                  --------

     A. The directors of the Disappearing Corporation wish to reconstitute the Disappearing Corporation as a Washington corporation by the same name. .

     B. For that purpose, the Surviving Corporation has been formed, with capitalization identical to the existing capitalization of the Disappearing Corporation.

     C. The directors of both of the Constituent Corporations have duly approved the merger of the Disappearing Corporation with and into the Surviving Corporation in accordance with the terms and conditions of this Plan (the "Merger"), as authorized by Section 23B.11 of the Washington Business Corporation Act (the "WBCA") and Section 7-9-201 of the Colorado Business Corporation Act (the "CBCA").

     THEREFORE, the parties agree as follows:

     1. MERGER. On the terms and conditions of this Plan, the Disappearing Corporation shall be merged with and into The Surviving Corporation.

     2.   PARTIES.  The name of the parties to the Merger are as follows:

          2.1   Surviving Corporation.  The surviving corporation shall be:
SMARTSOURCES.COM, INC., a State of Washington corporation, whose name shall remain unchanged in connection with the merger.

          2.2 Disappearing Corporations. The names of the Constituent Corporation to be merged into the Surviving Corporation, and whose corporate existence accordingly shall cease as a result of the Merger, is:
SMARTSOURCES.COM, INC., a State of Colorado corporation.

     3. ARTICLES OF MERGER. The Surviving Corporation shall cause to be filed, with the Secretaries of State of Washington and Colorado, Articles of Merger in the forms contemplated by the applicable provisions of the WBCA and the CBCA, respectively, attaching a copy of and incorporating this Plan by reference.

     4. EFFECTIVE TIME OF MERGER. The Merger shall become effective as of _______________ ___, 2001 (the "Effective Time").

     5. TERMS AND CONDITIONS OF MERGER. As of the Effective Time of Merger, as provided by the WBCA and the CBCA:

          5.1 No Separate Existence. The separate existence of the Disappearing Corporation shall cease and the Disappearing Corporation shall be merged with and into the Surviving Corporation in accordance with this Plan.

          5.2 Succession to Rights and Interests. The Surviving Corporation shall possess all of the properties and assets of each of the Constituent Corporations, and all the rights, privileges, powers, immunities, franchises and assets of each of the Constituent Corporations, of whatever nature and description, both public and private, all of which shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further action, instrument or deed. Title to any real estate or other property, or any interest therein, vested by deed or otherwise in any of the Constituent Corporations, and all contractual rights, leases of real or personal property, choses in action, debts due on whatever account, and interests of, or property belonging to or due to, any of the Constituent Corporations, shall be vested in the Surviving Corporation without reversion, termination or impairment.

          5.3 Succession to Liabilities. The Surviving Corporation shall be subject to all restrictions, disabilities, duties and liabilities and obligations of each of the Constituent Corporations, contractual or otherwise.

          5.4 Claims and Proceedings. Any existing claim or action or proceeding, whether civil, criminal or administrative, pending by or against any of the Constituent Corporation, may be prosecuted to judgment or decree as if the Merger had not taken place, and the Surviving Corporation may be substituted in any such action or proceeding.

          5.5 Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation as existing and in effect at the Effective Time of Merger shall be and continue as the Articles of Incorporation of the Surviving Corporation, until the same shall be amended or repealed as provided by the WBCA and by the terms of such Articles of Incorporation.

          5.6 Bylaws. The Bylaws of the Surviving Corporation as existing and in effect at the Effective Time of Merger shall be and continue as the Bylaws of the Surviving Corporation, until the same shall be amended or repealed as provided by the terms of such Bylaws.

          5.7 Directors. The directors of the Disappearing Corporation in office at the Effective Time of Merger shall be and continue as the directors of the Surviving Corporation, each such director to hold such office in accordance with and subject to the Articles of Incorporation and Bylaws of the Surviving Corporation, as in effect immediately after the Effective Time of Merger, until his successor is elected and qualified.

          5.7 Officers. The officers of the Disappearing Corporation in office at the Effective Time of Merger shall be and continue as the officers of the Surviving Corporation, each such officer to hold such office in accordance with and subject to the Articles of Incorporation and Bylaws of the Surviving Corporation, as in effect immediately after the Effective Time of Merger, until his successor is elected and qualified.

          5.8 Book Values; Tax Attributes. The assets and liabilities of the Disappearing Corporation as of the Effective Time of Merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Disappearing Corporation. For federal income tax purposes, the merger shall be accounted for as a tax free merger pursuant to 368(1)(a) of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations.

     6. NO CONVERSION OF SHARES. At the Effective Time of Merger, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of the Surviving Corporation or the Disappearing
Corporations:

          (a) Each outstanding share of capital stock of the Surviving Corporation shall not be converted or exchanged, but shall remain outstanding as a duly issued and outstanding share of capital stock of the Surviving Corporation; and

          (b) (i) Each outstanding share of capital stock of the Disappearing Corporation shall cease to exist, and (ii) no Surviving Corporation stock shall be issued in conversion of or exchange for the former stock of the Disappearing
     Corporation; and

          (c) The holders of options, warrants or other written agreements or instruments entitling the holder to purchase shares of the common stock of the Disappearing Corporation shall be converted and exchanged by the Surviving Corporation following the Merger into identical options, warrants or other written agreements for an identical number of shares of the Surviving Corporation.

     7.   IMPLEMENTATION.

          7.1 Shareholder Approval. This Plan shall be submitted to the shareholders of the Surviving Corporation and the Disappearing Corporation for their approval in the manner provided (a) by Section 23B.11.030 of the WBCA, in the case of the Surviving Corporation, and (b) by Section 7-9-201 of the CBCA, in the case of the Disappearing Corporation, or as otherwise may be required by applicable law.

          7.2 Articles of Merger. After shareholder approval, the proper officers of the Surviving Company shall cause to be prepared, and shall execute and cause Articles of Merger to be filed with the Colorado Secretary of State and shall execute and cause a Articles of Merger to be filed with the Washington Secretary of State, in the form and manner contemplated by Section 3 of this Plan or as otherwise may be required by law.

          7.3 Further Acts. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to evidence the succession to and vesting in the Surviving Corporation of the title to any property of either of the Constituent Corporations, or the exercise and enjoyment of rights, privileges, powers, immunities and franchises of the Constituent Corporations, the proper officers and directors of the Constituent Corporations shall execute, deliver and, where required, file such further instruments and assurances in law and do all things necessary or proper thus to vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan of Merger.

          7.4 Abandonment of Merger. This Plan may be abandoned only by written resolution adopted by the board of directors of both Constituent Corporations implementing such an abandonment.

          7.5 Service of Process. Following the Merger, and in accordance with Section 23B.11.070 of the WBCA, the Surviving Corporation may be served with process in the State of Colorado in any proceeding for enforcement of any obligation of the Disappearing Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, and the Surviving Corporation does hereby irrevocably appoint the Secretary of State of Colorado as its agent to accept service of process in any such suit or other proceeding. Similarly, the Surviving Corporation may be served with process in the State of Washington in any proceeding for enforcement of any obligation of Washington, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger, and it does hereby irrevocably appoint the Secretary of State of the State of Washington as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the respective Secretaries of the States of Washington and Colorado is:

                         SmartSources.com, Inc.
                         c/o KTC Service Corporation
                         Attention:  Mike Liles, Jr., Esq.
                         Suite 2900, Washington Mutual Tower
                         1201 Third Avenue
                         Seattle, WA  98101-3028

until the Surviving Corporation shall have hereafter designated in writing to the respective Secretary of State a different address for such purpose.

     THIS AGREEMENT AND PLAN OF MERGER may be executed in any number of counterparts, all of which shall be and constitute an original instrument.

SMARTSOURCES.COM, INC.,                      SMARTSOURCES.COM, INC.,
a Washington corporation                     a Colorado corporation


By: _________________________                By: _________________________
Its:  President                              Its:  President

                                 APPENDIX B
                                 ----------

                         COLORADO REVISED STATUTES

                 TITLE 7  -  CORPORATIONS AND ASSOCIATIONS

                      Article 113 - Dissenters' Rights



7-113-101 - DEFINITIONS.

For purposes of this article:

   (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

   (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

   (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

   (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

   (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

   (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

   (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


7-113-102 - RIGHT TO DISSENT.

   (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

               (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

               (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102
(2).

   (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

   (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c)  Cash in lieu of fractional shares; or

          (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

   (2)    (Deleted by amendment, L. 96, p. 1321,  30, effective June 1, 1996.)

   (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

   (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

   (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


7-113-103 - DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

   (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

   (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

   (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


7-113-201 - NOTICE OF DISSENTERS' RIGHTS.

   (1)    If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

   (2)    If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
(2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).


7-113-202 - NOTICE OF INTENT TO DEMAND PAYMENT.

   (1)    If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b)  Not vote the shares in favor of the proposed corporate action.

   (2)    If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

   (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


7-113-203 - DISSENTERS' NOTICE.

   (1)    If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

   (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g)  Be accompanied by a copy of this article.


7-113-204 - PROCEDURE TO DEMAND PAYMENT.

   (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b)  Deposit the shareholder's certificates for certificated shares.

   (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

   (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

   (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


7-113-205 - UNCERTIFICATED SHARES.

   (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

   (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206 - PAYMENT.

   (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

   (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d)  A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e)  A copy of this article.


7-113-207 - FAILURE TO TAKE ACTION.

   (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


7-113-208 - SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT
          OF PROPOSED CORPORATE ACTION.

   (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

   (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


7-113-209 - PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

   (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

   (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


7-113-301 - COURT ACTION.

   (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

   (2)    The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

   (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

   (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

   (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


7-113-302 - COURT COSTS AND COUNSEL FEES.

   (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

   (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

   (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                 APPENDIX C
                                 ----------

                           SmartSources.com, Inc.

                          AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of SmartSources.com, Inc. (the "Company") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee.

     I.   ROLE OF THE AUDIT COMMITTEE

          The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

     II.  COMPOSITION OF THE AUDIT COMMITTEE

          The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules"). The members of the Audit Committee shall be appointed by the Board of Directors.

     III. RESPONSIBILITIES OF THE AUDIT COMMITTEE

          The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

          The Audit Committee shall make regular reports to the Board.

          The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter from time to time (but at least annually) and recommend any proposed changes for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review with management and the independent auditors the Company's quarterly financial statements.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

          7. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

          8.   Approve the fees to be paid to the independent auditors.

          9. Receive periodic reports from the independent auditors regarding the auditors' independence, discuss such reports with the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          10. Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

          11. Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

          12. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          13. Obtain reports from management and the independent auditors that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's written policies.

          14. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          15. Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include:

               (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

               (b) Any changes required in the planned scope of the internal audit.

          16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          17. Review with management and, as appropriate, Company counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          18. Meet at least annually with the chief financial officer and the independent auditors in separate executive sessions.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's policies.


Date of adoption:  ______________________, 2001.